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                                                                  EXECUTION COPY

                                4,000,000 Shares

                           RenaissanceRe Holdings Ltd.

                        7.30% Series B Preference Shares
                                  $25 Per Share

                             Underwriting Agreement

                                                              New York, New York
                                                                January 30, 2003

To the Representative
  named in Schedule I hereto
  of the Underwriters named
  in Schedule II hereto


Ladies and Gentlemen:

                  RenaissanceRe Holdings Ltd., a company organized under the laws of Bermuda (the "Company"), proposes to sell to the several underwriters named in Schedule II hereto the "Underwriters"), for whom you (the "Representative") are acting as representative, the number of shares of 7.30% Series B Preference Shares set forth in Schedule I hereto (the "Securities").

                  To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representative as used herein shall mean you, as Underwriters, and the terms Representative and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the effective date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.
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                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

                  (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3 including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Company will next file with the Commission a final prospectus supplement relating to the Securities in accordance with Rules 415 and 424(b). The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

                  (b) The Registration Statement did, when it became effective, and will, at the time of the effectiveness of any post-effective amendment thereto or any Rule 462(b) Registration Statement, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; the Registration Statement did not, when it became effective, and will not, on the Execution Time or at the time of the effectiveness of any post-effective amendment thereto or any Rule 462(b) Registration Statement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) Each of the Company and Renaissance Reinsurance Ltd. ("Renaissance Reinsurance"), Glencoe Insurance Ltd. ("Glencoe") and DaVinci Reinsurance Ltd. ("DaVinci") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification except to the extent in each case that failure to be so qualified or be in good standing would not have a material adverse effect on (i) the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from


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         transactions in the ordinary course of business, or (ii) the ability of the Company to consummate the transactions contemplated by this Agreement (a "Material Adverse Effect").

                  (d) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and, except as otherwise set forth in the Final Prospectus, or the pledge of the redeemable preference shares of Renaissance Investment Holdings Ltd. pursuant to the Reimbursement Agreement among the Company, certain of its subsidiaries and the lenders named therein, dated as of December 20, 2002, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) The Securities conform in all material respects to the description thereof contained in the Final Prospectus.

                  (g) The Securities have been duly authorized and, when delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; and the issuance of the Securities will not be subject to any preemptive or similar rights.

                  (h) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the U.S. Investment Company Act of 1940, as amended.

                  (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except (i) filings required under Rule 424(b) and under the Companies Act of 1981 of Bermuda and
         (ii) as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Final Prospectus.

                  (j) Neither the execution and delivery by the Company of this Agreement, the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or of Renaissance Reinsurance and Glencoe (the "Subsidiaries") or of DaVinci pursuant to, (i) the charter, memorandum of association or bye-laws of the Company, the Subsidiaries or DaVinci,
         (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which the Company, any of the Subsidiaries or DaVinci is a party or bound or to which its or their

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         property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

                  (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (l) No legal or governmental action, suit or proceedings by or before any court or governmental agency, authority or body involving the Company or the Subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto). There are no legal or governmental proceedings pending or threatened to which the Company, any of its Subsidiaries or DaVinci is a party or to which any of the properties of the Company, any of its Subsidiaries or DaVinci is subject that are required to be described in the Registration Statement or the Final Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (m) Each of the Company, DaVinci and each of the Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

                  (n) Neither the Company nor any Subsidiary nor DaVinci is in violation or default of (i) any provision of its charter, memorandum of association or bye-laws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or such Subsidiary or DaVinci or any of its properties, as applicable, except for such conflicts, breaches, violations or impositions which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (o) The Company, the Subsidiaries and DaVinci possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to so possess such licenses, certificates, permits and authorizations would not, singly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any such Subsidiary nor DaVinci has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or


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         finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (p) The Company, the Subsidiaries and DaVinci (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals, would not, singly or in the aggregate, have a Material Adverse Effect.

                  (q) There are currently no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (r) Each of the Company, its Subsidiaries and DaVinci has filed all reports, information statements and other documents with the insurance regulatory authorities of its jurisdiction of incorporation and domicile as are required to be filed pursuant to the insurance statutes of such jurisdictions, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (the "Insurance Laws"), and has duly paid all taxes (including franchise taxes and similar fees) it is required to have paid under the Insurance Laws, except where the failure to file such statements or reports or pay such taxes would not, singly or in the aggregate, have a Material Adverse Effect, and each of the Company, its Subsidiaries and DaVinci maintains its books and records in accordance with the Insurance Laws, except where the failure to so maintain its books and records would not, singly or in the aggregate, have a Material Adverse Effect. The financial statements of the Subsidiaries and DaVinci, from which certain ratios and other statistical data filed as a part of the Registration Statement or included or incorporated in the Final Prospectus have been derived, have for each relevant period been prepared in conformity with accounting practices required or permitted by applicable Insurance Laws of Bermuda, to the extent applicable to such company, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto.

                  (s) The statutory financial statements of the subsidiaries of the Company that are United States insurance companies, from which certain ratios and other statistical data filed as a part of the Registration Statement or included or incorporated in the Final Prospectus have been derived: (A) have for each relevant period been prepared in conformity with statutory accounting practices required or permitted by the National Association of Insurance Commissioners to the extent applicable to such company, and

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         by the applicable Insurance Laws, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto; and (B) present fairly the statutory financial position of the subsidiaries as at the dates thereof, and the statutory basis results of operations of the subsidiaries for the periods covered thereby.

                  (t) Except as disclosed in the Registration Statement, all retrocessional and reinsurance treaties, contracts and arrangements to which any of the subsidiaries is a party are in full force and effect and none of the Company or any of its subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure to be in full force and effect and except where any such violation or default would not, singly or in the aggregate, have a Material Adverse Effect; none of the Company or any of its subsidiaries has received any written notice from any of the other parties to such treaties, contracts or agreements which are material to its business that such other party intends not to perform in any material respect such treaty, contract or agreement, and neither the Company nor any of its subsidiaries has been notified in writing that any of the parties to such treaties, contracts or agreements will be unable to perform such treaty, contract, agreement or arrangement, except where such non-performance would not, singly or in the aggregate, have a Material Adverse Effect.

                  (u) Except as disclosed in the Final Prospectus, none of the Company or any of the Subsidiaries or DaVinci has made any material changes in its insurance reserving practices during the last two years.

                  (v) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

                  (w) The Company has complied with all applicable provisions of
         Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                        Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the number of Securities set forth opposite such Underwriter's name in Schedule II hereto.


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                  The Company hereby agrees that, without the prior written
consent of the Representative, it will not, during the period ending 90 days after the date of the Final Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any preference shares of the Company or any securities convertible into or exercisable or exchangeable for preference shares of the Company or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the preference shares of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of preference shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) transactions by any person other than the Company relating to preference shares or other securities acquired in open market transactions after the completion of the offering of the preference shares, or (C) in the cases of natural persons, any disposition made among such persons' family members or affiliates.

                  3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").

                  Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Certificates for the Securities shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus. The Company is further advised by you that the Securities are to be offered to the public initially at $25.00 per share (the "Public Offering Price") plus accrued dividends, if any, to the Closing Date and to certain dealers selected by you at a price that represents a concession not in excess of the amount set forth in Schedule I hereto under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of the amount set forth in Schedule I hereto, to any Underwriter or to certain other dealers.

                  5. Agreements. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which

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         you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed, and with the Registrar of Companies in Bermuda, and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative: (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective; (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission; (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective; (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information;
         (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose; and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company will promptly: (1) notify the Representative of such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.


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                  (e) The Company will use its best efforts, if necessary, to qualify the Securities for sale under the laws of such jurisdictions as the Representative may designate and to maintain such qualifications in effect so long as required for the distribution of the Securities (not to exceed one year from the date hereof), and the Company will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

                  (f) The Company will endeavor, by the Closing Date, to obtain authorization for listing of the Securities on the New York Stock Exchange, subject only to official notice of issuance, if and as specified in this Agreement.

                  (g) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have requested and caused Conyers, Dill & Pearman, counsel for the Company, to have furnished to the Representative their opinion on matters of Bermuda law, dated the Closing Date, and addressed to the Representative, to the effect that:

                           (i) Each of the Company, Renaissance Reinsurance,
                  Glencoe and DaVinci (together, the "Bermuda Companies") is duly incorporated and existing

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                  as an exempted company under the laws of Bermuda in good
                  standing (meaning solely that the relevant company has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).

                           (ii) Each of the Bermuda Companies has the necessary
                  corporate power and authority to conduct its business as described in the Final Prospectus being conducted by that particular entity (without reference to or including any particular subsidiary or other company) and to own, lease and operate its properties as described in the Final Prospectus (without regard in either case to documents incorporated by reference in the Final Prospectus) and in "Item 1 - Business" and "Item 2 - Properties" of the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                           (iii) The Company has the necessary corporate power
                  and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder will not violate the memorandum of association or bye-laws of the Company, the Bermuda Companies nor any applicable law, regulation, order or decree in Bermuda.

                           (iv) The Securities have been duly authorized and,
                  when issued and delivered against payment in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Securities will not be subject to any preemptive or similar rights.

                           (v) The Company has taken all corporate action
                  required to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by or on behalf of the Company, and constitutes a valid and binding obligation of the Company in accordance with its terms.

                           (vi) No order, consent, approval, license,
                  authorization or validation of or exemption by any government or public body or authority of Bermuda or any subdivision thereof is required to authorize or is required in connection with the execution, delivery, performance and enforcement of this Agreement, except such as have been duly obtained in accordance with Bermuda law.

                           (vii) It is not necessary or desirable to ensure the
                  enforceability in Bermuda of this Agreement that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.

                           (viii) This Agreement and the Securities will not be
                  subject to ad valorem stamp duty in Bermuda.

                           (ix) Based solely upon a search of the Cause Book of
                  the Supreme Court of Bermuda conducted on the Closing Date (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book

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                  at the time of the search conducted by such counsel), there are no judgments against any of the Bermuda Companies, nor any legal or governmental proceedings pending in Bermuda to which any of the Bermuda Companies is subject.

                           (x) Based solely upon a review of a copy of its
                  certificate of registration issued pursuant to the Insurance Act 1978 of Bermuda, as amended (the "Insurance Act"), Renaissance Reinsurance is duly registered in Bermuda to write general insurance as a class 4 insurer in accordance with the provisions of the Insurance Act, and to the best knowledge of such counsel, such registration is in full force and effect and no proceedings are pending or threatened seeking the revocation or limitation thereof, except in any such cases where the failure by Renaissance Reinsurance to be so licensed or authorized would not (either individually or in the aggregate) have a material adverse effect.

                           (xi) Based solely upon a review of a copy of its
                  certificate of registration issued pursuant to the Insurance Act, Glencoe is duly registered in Bermuda to write general insurance in Bermuda as a class 3 insurer in accordance with the provisions of the Insurance Act, and to the best knowledge of such counsel, such registration is in full force and effect and no proceedings are pending or threatened seeking the revocation or limitation thereof, except in any such cases where the failure by Glencoe to be so licensed or authorized would not (either individually or in the aggregate) have a material adverse effect.

                           (xii) Based solely upon a review of a copy of its
                  certificate of registration issued pursuant to the Insurance Act, DaVinci is duly registered in Bermuda to write general insurance in Bermuda as a class 4 insurer in accordance with the provisions of the Insurance Act, and to the best knowledge of such counsel, such registration is in full force and effect and no proceedings are pending or threatened seeking the revocation or limitation thereof, except in any such cases where the failure by DaVinci to be so licensed or authorized would not (either individually or in the aggregate) have a material adverse effect.

                           (xiii) The statements (A) in the Final Prospectus
                  under the caption "Description of Series B Preference Shares," in the Basic Prospectus under the captions "Description of Our Capital Shares" (excluding the statements under the sub captions: "Common Shares," "Conversion Rights," and "Supermajority Requirements for Certain Amendments") and "Enforcement of Civil Liabilities under United States Federal Securities Laws," (B) in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, under the caption "Business - Regulation" (excluding the statements under the subcaption "United States and Other," "NAIC Ratios," "Codification of Statutory Accounting Principles," "Risk Based Capital" and "The Gramm-Leach-Bliley Act"), and (C) in "Item 15 - Indemnification of Officers and Directors" of the Registration Statement, in each case insofar as such statements constitute summaries of the Bermuda legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

                           (xiv) The choice of the laws of the State of New York
                  as the governing law of this Agreement is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or
                  (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. The submission in this Agreement to the non-exclusive jurisdiction of the Foreign Courts is valid and binding upon the Company.

                           (xv) The courts of Bermuda would recognize as a valid
                  judgment, a final and conclusive judgment in personam obtained in the United States Federal or New York State Courts sitting in the Borough of Manhattan, State of New York against the Company based upon this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment,
                  (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and
                  (f) there is due compliance with the correct procedures under the laws of Bermuda.

                           (xvi) Based solely on a review of a copy of the
                  Register of Members of the Company and of the certificate of the Secretary of the Company certifying that the Company has received for each share of the Company in issue money or money's worth with a value in each case equal to the par value of such share or, if greater, the subscription price for each share, all of the issued and outstanding shares of the Company have been duly authorized, validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

                           (xvii) Based solely on a review of a copy of the
                  Register of Members of Renaissance Reinsurance, of a copy of the Register of Members of Glencoe, of a copy of the Register of Members of DaVinciRe Holdings Ltd. ("DaVinci Holdings"), of a copy of the Register of Members of DaVinci and of the certificates of appropriate officers of Renaissance Reinsurance, Glencoe, DaVinci Holdings and of DaVinci as to the amount paid up on the shares of each company, all of the issued and outstanding shares of Renaissance Reinsurance, of Glencoe, of DaVinci Holdings and of DaVinci have been duly authorized, validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof). Based solely on a review of a copy of the Register of Members of Renaissance Reinsurance and a copy of the Register of Members of Glencoe, all of the shares of Renaissance Reinsurance and a majority of the shares of Glencoe are registered in the name of the Company. Based solely on a review of a copy of the Register of Members of DaVinci Holdings and of a copy of the Register of Members of DaVinci, all of the Class A shares of DaVinci Holdings and all of the Class A shares of DaVinci are registered in the name of the Company.

         As to matters of fact, such counsel may rely, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph
         (b) include any supplements thereto at the Closing Date.

                  (c) The Company shall have requested and caused Willkie Farr & Gallagher, U.S. counsel for the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative, to the effect that:

                           (i) The Registration Statement has become effective
                  under the Act and no stop order suspending the effectiveness of the Registration Statement is in effect, and, to the knowledge of such counsel, no proceedings for such purpose are pending before or threatened by the Commission; the Final Prospectus was filed with the Commission pursuant to Rule 424(b) of the Act on the date specified therein; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinions) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                           (ii) The Company is not and, after giving effect to
                  the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (iii) The execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement will not, to the best of such counsel's knowledge, contravene any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any applicable statute, judgment, order or decree of any U.S. governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

                           (iv) To the knowledge of such counsel, there is no
                  franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in (A) the Final Prospectus under the heading "Description of Our Capital Shares - Preference Shares," "Certain Tax Considerations" and "Underwriting" (with respect solely to the description of this Agreement contained therein), (B) in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, under the caption "Business
                  - Regulation - United States and Other," "NAIC Ratios," "Codification of Statutory Accounting Principles," "Risk Based Capital" and the first paragraph under "The Gramm-Leach-Bliley Act" and (C) Item 15 of the Registration Statement, in each case insofar as such statements summarize U.S. legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

                           (v) After due inquiry, such counsel does not know of
                  any U.S. legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Final Prospectus and are not so described or of any U.S. statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and

                           (vi) Each document, if any, filed pursuant to the
                  Exchange Act and incorporated by reference in the Registration Statement and the Final Prospectus (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any opinion or belief) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and the Registration Statement and the Final Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion or belief) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

            Such counsel shall also state that it (A) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) has no reason to believe that (except for financial statements and schedules and other financial data as to which such counsel need not express any belief) the Final Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely as to matters involving the application of Bermuda law, to the extent they deem proper and specified in such opinion, upon the opinion of Conyers, Dill & Pearman, dated as of the Closing Date; provided that (1) you are notified in advance of Willkie Farr & Gallagher's intention to rely on the opinion of Conyers, Dill & Pearman, (2) such reliance is expressly authorized by such opinion as delivered to the Underwriters and (3) Willkie Farr & Gallagher shall state in their opinion that they believe that they and the Underwriters are justified in relying on such opinion of Conyers, Dill & Pearman. As to matters of fact, such counsel may rely, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Representative shall have received from LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion or opinions, LeBoeuf, Lamb, Greene & MacRae, L.L.P. may rely, as to factual matters, on written certificates of officers of the Company and, as to matters governed by the Laws of Bermuda, on the opinions of Conyers, Dill & Pearman.

                  With respect to the statement described in the paragraph immediately following Section 6(c)(vi), Willkie Farr & Gallagher may state that its opinion and belief are based upon its participation in the preparation of the Registration Statement and the Final Prospectus and any amendments or supplements thereto and documents incorporated by reference and review and discussion of the contents thereof, but are without independent check or verification except as specified. With respect to any opinion equivalent to that set forth in the paragraph immediately following 6(c)(vi) above, LeBoeuf, Lamb, Greene & MacRae, L.L.P., may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and review and discussion of the contents thereof (including the documents incorporated by reference), but are without independent check or verification except as specified.

                  (e) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

                           (iii) the Securities are rated, as of the date
                  thereof, at least Baa2 by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Rating Services; and

                           (iv) since the date of the most recent financial
                  statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect or change or development reasonably likely to result in a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (f) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Representative, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to the Representative), dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Final Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof. References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities below "A3" by Moody's or any notice given by Moody's or any other "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (i) Prior to the Closing Date, the Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the President or the principal financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, regarding the percentage of the Company's gross and net written premiums written by certain subsidiaries of the Company.

                  (j) Prior to the Closing Date, the Company shall have furnished to the Representative confirmation that the Securities have been authorized for listing on the New York Stock Exchange, subject only to official notice of issuance, if and as specified in this Agreement.

                  (k) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representative on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.

                  (a) Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Prospectus to the Representative, (x) delivery of the Final Prospectus was required by the Act to be made to such person,
         (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (a) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

                  (b) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above to the extent it did not otherwise learn of such action and is not materially prejudiced as a result thereof and
         (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (ii) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, however, that it is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of the Act or the Exchange Act and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company and all persons, if any, who control the Company within the meaning of the Act or the Exchange Act. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (c) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that notwithstanding the provisions of this Section 8, no Underwriter shall be required (except as may be provided in any agreement among underwriters relating to the offering of the Securities) to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 8, each person who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase;

provided, however, that if the aggregate number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time there shall have been (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, (ii) a suspension or material limitation in trading in any of the Company's securities on the New York Stock Exchange, (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities, (iv) an outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or (v) the occurrence of any other calamity or crisis, if the effect of such event specified in clause (iv) or (v), in the sole judgment of the Representative, makes it impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated by the Final Prospectus (exclusive of any supplement thereto).

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, and with a copy to LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019, Attention: Michael Groll, Esq.; or, if sent to the Company, will be mailed, delivered or telefaxed to the Company's Chief Financial Officer (fax no: (441) 296-5037) and confirmed to it at Renaissance House, 8-12 East Broadway, Pembroke HM 19, Bermuda, Attention: Chief Financial Officer, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, Attention: John S. D'Alimonte, Esq.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

                  13. Applicable Law; Consent to Jurisdiction. (a) This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  (b) With respect to any suit, action or proceeding against it arising out of or relating to this Agreement, the Company irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Courts in each case located in the Borough of Manhattan, City and State of New York. In addition, the Company irrevocably waives any objection which it may now or hereafter have to the laying of venue of such suit, action or proceeding brought in any such court and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) For purposes of any such suit, action or proceeding brought in any of the foregoing courts, the Company agrees to maintain an agent for service of process in the Borough of Manhattan, City and State of New York, at all times while any Securities shall be outstanding, and for that purpose the Company hereby irrevocably designates Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, c/o Mr. John S. D'Alimonte, as its agent to receive on its behalf service of process (with a copy of all such service of process to be delivered to RenaissanceRe Holdings Ltd., Renaissance House, 8-12 East Broadway, Pembroke HM 19, Bermuda, Attention: Chief Financial Officer) brought against it with respect to any such proceeding in any such court in the Borough of Manhattan, City and State of New York, such service being hereby acknowledged by the Company to be effective and binding service on it in every respect whether or not the Company shall then be doing or shall have at any time done business in New York. In the event that such agent for service of process resigns or ceases to serve as the agent of the Company, the Company agrees to give notice as provided in Section 12 herein of the name and address of any new agent for service of process with respect to it appointed hereunder.

                  (d) If, despite the foregoing, in any such suit, action or proceeding brought in any of the aforesaid courts, there is for any reason no such agent for service of process of the Company available to be served, then to the extent that service of process by mail shall then be permitted by applicable law, the Company further irrevocably consents to the service of process on it in any such suit, action or proceeding in any such court by the mailing thereof by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 12 hereof.

                  (e) Nothing herein contained shall preclude any party from effecting service of process in any lawful manner or from bringing any suit, action or proceeding in respect of this Agreement in any other state, country or place.

                  14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  15. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  16. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the effective date of such Registration Statement, including any Preliminary Final Prospectus.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Bermuda.

                  "Commission" shall mean the U.S. Securities and Exchange Commission.

                  "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

                  "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

                  "Rule 415", "Rule 424", and "Rule 462" refer to such rules under the Act.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                             Very truly yours,

                                             RENAISSANCERE HOLDINGS LTD.



                                             By:  ______________________________
                                             Name:  John M. Lummis
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

Salomon Smith Barney Inc.

By:  Salomon Smith Barney Inc.



By: __________________________
Name:
Title:



For itself and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated January 30, 2003


Registration Statement No. 333-83308


Representative(s):  Salomon Smith Barney Inc.


Title, Purchase Price and Description of Securities:

            Title:  7.30% Series B Preference Shares

            Amount:  4,000,000 shares

            Purchase price:  $24.2125 per share

            Liquidation preference: $25.00 per share, plus accrued and unpaid dividends to the date fixed for distribution

            Dealer concession:       $0.50 per share

            Reallowance concession:  $0.30 per share

            Sinking fund provisions: None

            Redemption provisions:   Callable beginning in five years

            Other provisions:  As described in the Final Prospectus


Closing Date, Time and Location: February 4, 2003 at 10:00 a.m. at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019.

                                   SCHEDULE II

                                                            NUMBER OF SECURITIES
UNDERWRITERS                                                  TO BE PURCHASED
------------                                                --------------------
Salomon Smith Barney Inc.                                         845,000
Morgan Stanley & Co. Incorporated                                 845,000
Wachovia Securities, Inc.                                         845,000
Banc of America Securities LLC                                    300,000
Deutsche Bank Securities Inc.                                     300,000
Quick & Reilly, Inc.                                              300,000
A.G. Edwards & Sons, Inc.                                          25,000
ABN Amro Incorporated                                              25,000
Bear, Stearns & Co. Inc.                                           25,000
Charles Schwab & Co., Inc.                                         25,000
CIBC World Markets Corp.                                           25,000
Fahenstock & Co. Inc.                                              25,000
Fox Pitt Kelton Inc.                                               25,000
H&R Block Financial Advisors, Inc.                                 25,000
HSBC Securities (USA) Inc.                                         25,000
Keefe Bruyette & Woods, Inc.                                       25,000
Legg Mason Wood Walker, Incorporated                               25,000
Prudential Securities Incorporated                                 25,000
Raymond James & Associates, Inc.                                   25,000
RBC Dain Rauscher Inc.                                             25,000
TD Securities (USA) Inc.                                           25,000
U.S. Bancorp Piper Jaffray Inc.                                    25,000
Wells Fargo Van Kasper, LLC                                        25,000
Advest, Inc.                                                       10,000
BB&T Capital Markets, a Division of Scott & Stringfellow           10,000
D.A. Davidson & Co.                                                10,000
Davenport & Company LLC                                            10,000
Ferris, Baker Watts Incorporated                                   10,000
J.J.B Hilliard, W.L. Lyons, Inc.                                   10,000
Janney Montgomery Scott Inc.                                       10,000
McDonald Investments Inc.                                          10,000
Mesirow Financial, Inc.                                            10,000
Robert W. Baird & Co. Incorporated                                 10,000
Ryan Beck & Co. LLC                                                10,000
Southwest Securities, Inc.                                         10,000
Stifel, Nicolaus & Company, Incorporated                           10,000
Wedbush Morgan Securities, Inc.                                    10,000
                                                                ---------
TOTAL SHARES                                                    4,000,000
                                                                =========